UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1 )
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☐	Soliciting Material Pursuant to §240.14a-12

Consolidated Graphics, Inc.

(Name of Registrant as Specified In Its Charter)

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Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057

AMENDMENT TO DEFINITIVE PROXY STATEMENT DATED JULY 3, 2008
To the Shareholders:
On or about July 7, 2008, Consolidated Graphics, Inc. (the “Company”) mailed a definitive proxy statement (the “Proxy Statement”) to our shareholders in connection with matters to be voted on at its 2008 Annual Shareholders Meeting (the “Annual Meeting”), which will be held at The Omni Hotel, Four Riverway, Houston, Texas 77056, on Thursday, August 7, 2008, at 5:00 p.m., Central Daylight Time.
With respect to Proposal 2 — “To Approve the Consolidated Graphics, Inc. Annual Incentive Compensation Plan”, the Proxy Statement incorrectly states that a broker will not have discretionary power to vote on such proposal if it has not received voting instructions from the beneficial owner with respect to such proposal. However, under the current rules of The New York Stock Exchange, a broker will in fact have discretionary power to vote on Proposal 2 if it has not received voting instructions from the beneficial owner by the date specified by the broker.
The language relating to a broker’s discretionary authority to vote on the matters set forth in the Proxy Statement can be found under the caption “Record Date and Voting Securities” beginning on page 1 of the Proxy Statement. Our amendment amends the Proxy Statement by revising the last sentence of the carry-over paragraph beginning on page 1, and by deleting the second to last sentence, as well as revising the last sentence, of the first full paragraph beginning on page 2. The full text of the third and fourth paragraphs appearing under the caption “Record Date and Voting Securities”, as amended, is set forth below:
“The Restated Articles of Incorporation of the Company, as amended to date (the “Articles of Incorporation”), do not permit cumulative voting. The affirmative vote of a majority of the shares of Common Stock, represented in person or by proxy and entitled to vote thereat, at a meeting at which a quorum is present is required for the election of directors and the approval of the proposed Annual Bonus Plan. Shares that are entitled to be voted by a shareholder who is present, in person or by proxy, at the Annual Meeting but who abstains from voting or withholds a vote (collectively, “abstentions”), will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. “Broker nonvotes” are also treated as shares that are present for purposes of determining the presence of a quorum. A broker nonvote occurs when a broker is present at the meeting or returns a proxy but does not have discretionary voting power to vote on a specific matter (such as non-routine proposals) and has not received voting instructions from the beneficial owner with respect to such matter. A broker has discretionary voting power (including the power to abstain) under the current rules of the exchange on which the Company’s shares are traded, The New York Stock Exchange, Inc. (“NYSE”), on the non-contested election of directors and on the approval of certain non-equity based compensation plans, such as the proposed Annual Bonus Plan.
In determining the results of voting at the Annual Meeting on the election of directors and the approval of the proposed Annual Bonus Plan, abstentions will have the same effect as a vote against the nominated directors and the Annual Bonus Plan because approval of each matter under consideration requires an affirmative vote of the majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on each such matter at the Annual Meeting. For the reasons discussed above, broker nonvotes are not applicable to the election of directors or the approval of the Annual Bonus Plan relating to this solicitation of proxies.”

This amendment to the Proxy Statement should be read together with the Proxy Statement. Except as described in this letter, no other provisions of the Proxy Statement have been amended, and the information contained in this amendment replaces and supersedes any inconsistent information in the Proxy Statement. The changes described in this amendment are the only changes with respect to the matters to be voted on at the Annual Meeting from the Proxy Statement given or sent to shareholders on or about July 7, 2008. Enclosed herein is a proxy card identical to that sent to you with the Proxy Statement. Please sign and return the accompanying proxy card or the proxy card previously sent to you. IF YOU HAVE SUBMITTED THE PROXY CARD PREVIOUSLY SENT TO YOU AND WISH TO CHANGE YOUR VOTE, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD. ONLY THE LATEST PROXY CARD TO BE SUBMITTED WILL BE COUNTED FOR THE PURPOSE OF QUORUM AND WILL BE VOTED AT THE ANNUAL MEETING.
You do not have to take any action if you have previously voted your shares and do not wish to change your vote.
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
Our proxy materials relating to the Annual Meeting (notice of meeting, proxy statement, amendment to proxy statement, proxy card and annual report to shareholders) will also be available on our website at www.cgx.com.
Copies of our Annual Report on Form 10-K for the fiscal year ended March 31, 2008 are also available on our website, as well as the website of the Securities and Exchange Commission at www.sec.gov. Copies of such Annual Report can also be obtained by request and without charge (not including exhibits) by writing to Consolidated Graphics, Inc., Attention: Secretary, 5858 Westheimer, Suite 200, Houston, Texas 77057.
/s/ Jon C. Biro
Jon C. Biro
Secretary
Houston, Texas
July 18, 2008

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2008 ANNUAL MEETING OF SHAREHOLDERS OF CONSOLIDATED GRAPHICS, INC. August 7, 2008 Please sign, date and mail your proxy card in the envelope provided as soon as possible. l Please detach along perforated line and mail in the envelope provided... • 20230000000000000000 0 080708 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ~ 1. To elect two Class III directors to serve on the Company’s Board of Directors for FOR AGA.lNST ABSTAIN terms of three years and until their successors are duly elected and qualified or until 2. To approve the Consolidated Graphics, Inc. Annual Incentive DDD _____ the earlier of their resignation or removal. Compensation Plan. D NOMINEES: FOR ALL NOMINEES _____ o Joe R. Davis 3. To transact such other business as may properly come before o Hugh N. West, M.D. the meeting or any postponement(s) or adjournment(s) thereof. D FOR WITHHOLD ALL NOMINEES AUTHORITY THIS PROXY IS SOLICITED BY AND ON _____ BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” ON D FOR (See All instructions EXCEPTbelow) PROPOSAL 1 AND A VOTE “FOR” ON PROPOSAL 2. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR ALL NOMINEES” ON PROPOSAL 1, “FOR” ON PROPOSAL 2 AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF, INCLUDING PROCEDURES AND OTHER MATTERS RELATING TO THE CONDUCT OF THE MEETING. INSTRUCTIONS: To wilhhold aUlhorily to vole lor any individual nominee{s),mark“FORALLEXCEPT” WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, _____ a_’d_’_iII_"_’h_’_c_irc_"_’_"_I_I’_’_ac_h_’_’m_’_"_’.:.Y_,”_W_’S_h_Io_W_’_lh_h’_’d.:.,_as_s_h’_W_’_h _"_"—=_=—I SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE ·PAID ENVELOPE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement for such meeting, and the Annual Report of the Company for the fiscal year ended March 31, 2008. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that D changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder I IDate: I ISignature of Shareholder I IDate: I I Note: Please sign exactly as your name or names appear on this Proxy. When shares are held joinUy, each holder should sign. When signing as executor. administrator. attorney. truslee or guardian, please give lull • Htle as such. II the signer is a corporation. please sign full corporate name by duly authorized ollicer, giving fun Htle as SuCh. If signer is a partnership, please sign in partnership name by authorized person. •

CONSOLIDATED GRAPHICS, INC. Proxy Solicited on Behalf of Board of Directors 2008 Annual Meeting of Shareholders to be held Thursday, August 7, 2008 The undersigned hereby appoints Joe R. Davis and Jon C. Biro, jointly and severally, proxies with full power of substitution and resubstitution and with discretionary authority to represent and to vote, in accordance with the instructions set forth on the reverse, all shares of Common Stock which the undersigned is entitled to vote at the 2008 Annual Meeting of Shareholders of Consolidated Graphics, Inc. to be held at the The Omni Hotel, Four Riverway, Houston, Texas 77056, on Thursday, August 7, 2008 at 5:00 p.m., Central Daylight Time, and any postponement(s) or adjournment(s) thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote “FOR ALL NOMINEES” on Proposal 1 (the election of Class III directors) and vote “FOR” on Proposal 2. In their discretion, the proxies are also authorized to vote upon such other business as may properly come before the meeting or any postponement (s) or adjournment (s) thereof, including procedural and other matters relating to the conduct of the meeting. (Continued and to be signed on the reverse side)